                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 28, 2006

                              --------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

         On March 28, 2006 the federal district court for the district of Minnesota gave preliminary approval to a $13.5 million settlement by CenterPoint Energy Resources Corp. ("CERC"), a wholly owned subsidiary of CenterPoint Energy, Inc., to resolve previously disclosed claims that CERC's Minnesota Gas division had violated the Minnesota Cold Weather Rule. If the settlement is ultimately approved by the court following a hearing, the settlement will resolve all claims against CERC which have or could have been asserted by residential natural gas customers in the Cold Weather Rule class action now pending before the federal district court. When also approved by the Minnesota Public Utilities Commission, the settlement will also resolve related claims made by the Minnesota Attorney General regarding the Minnesota Gas division's conduct under the Cold Weather Rule. During the fourth quarter 2005, CERC established a litigation reserve to cover CERC's anticipated settlement costs under the terms of this settlement.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTERPOINT ENERGY, INC.


Date: April 3, 2006                         By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CENTERPOINT ENERGY RESOURCES CORP.


Date: April 3, 2006                         By: /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer